SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                November 27, 1996


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


             NATIONSBANK CORPORATION                                 NB CAPITAL TRUST I
  (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS
                    CHARTER)                                            CHARTER)

                 NORTH CAROLINA                                         DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION OR       (STATE OR OTHER JURISDICTION OF INCORPORATION OR
                  ORGANIZATION)                                       ORGANIZATION)

                    1-6523                                              1-6523-01
            (COMMISSION FILE NUMBER)                           (COMMISSION FILE NUMBER)

                  56-0906609                                           56-6490299
        (IRS EMPLOYER IDENTIFICATION NO.)                  (IRS EMPLOYER IDENTIFICATION NO.)

          NATIONSBANK CORPORATE CENTER                     C/O NATIONSBANK CORPORATE CENTER
            CHARLOTTE, NORTH CAROLINA                          CHARLOTTE, NORTH CAROLINA
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                     28255                                               28255
                   (ZIP CODE)                                          (ZIP CODE)

                 (704) 386-5000                                     (704) 386-5972
 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA
                      CODE)                                             CODE)

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ITEM 5.  OTHER EVENTS.

         For a transaction effective November 27, 1996, the Trustees (the "Trustees") of NB Capital Trust I (the "Trust") approved the public offering of 24,000,000 of the Trust's 7.84% Trust Originated Preferred Securities having an aggregate initial offering price of $600,000,000 (the "Preferred Securities") to various underwriters (the "Underwriters") and otherwise established the terms and conditions of the Preferred Securities. The Trust also granted the Underwriters an over-allotment option (the "Over-allotment Option") to purchase up to an additional 3,600,000 Preferred Securities having an aggregate initial offering price of $90,000,000. In connection with the offering of the Preferred Securities, the Trustees also approved the sale of the Trust's Common Securities (the "Common Securities") to NationsBank Corporation ("NationsBank") and otherwise established the terms and conditions of the Common Securities. Also for a transaction effective November 27, 1996, the Trustees authorized the investment of the proceeds from the sale of the Preferred Securities and the Common Securities in the 7.84% Junior Subordinated Deferrable Interest Notes, due 2026 of NationsBank (the "Junior Notes"). The resolutions of the Trustees are included as Exhibit 99.1 hereto.

         By written consent dated November 27, 1996, a Committee appointed by the Board of Directors of NationsBank approved the sale to the Trust of a series of the Junior Notes having an aggregate principal amount of up to $711,350,000 and otherwise established the terms and conditions of the Junior Notes. Resolutions of such Committee are included as Exhibit 99.2 hereto.

         The terms of the offering, the Preferred Securities, the Common Securities and the Junior Notes are described in the Registrants' Prospectus dated November 27, 1996 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated November 27, 1996. The Underwriting Agreement is included as Exhibit 1.1 hereto.

         The Preferred Securities were issued pursuant to the Registrants' Registration Statement on Form S-3, Registration Nos. 333-15375 and 333-15375-03 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $1,000,000,000 aggregate initial price of NationsBank junior subordinated notes and up to $1,000,000,000 aggregate initial offering price of preferred securities of NB Capital Trust I, NB Capital Trust II and NB Capital Trust III together with related guarantees of such preferred securities by NationsBank. The Registration Statement was declared effective on November 27, 1996, and the offering was closed on December 4, 1996.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           The following exhibits are filed herewith:

           EXHIBIT NO.               DESCRIPTION OF EXHIBIT

             1.1 Underwriting Agreement dated November 27, 1996 with respect to the offering of the Preferred Securities

             4.1     Form of Preferred Securities

             4.2     Form of Junior Note (included in Exhibit 4.3)

             4.3 Supplemental Indenture to be used in connection with the issuance of Junior Notes and Preferred Securities

             99.1 Resolutions of the Trustees of NB Capital Trust I dated November 27, 1996 with respect to the terms of the offering of the Preferred Securities

             99.2 Resolutions of a Committee appointed by the Board of Directors of NationsBank Corporation dated November 27, 1996 with respect to the Junior Notes

             99.3 News Release disseminated on November 27, 1996 regarding the sale of the Preferred Securities


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    NATIONSBANK CORPORATION


                                    By:   /s/ CHARLES M. BERGER
                                              CHARLES M. BERGER
                                             Associate General Counsel



                                    NB CAPITAL TRUST I


                                    By:  /s/ JOHN E. MACK
                                             JOHN E. MACK
                                             Regular Trustee



Dated:  December 4, 1996


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                                INDEX TO EXHIBITS


                                                                     Sequential
Exhibit No.                         Description                        Page No.

    1.1 Underwriting Agreement dated November 27, 1996 with respect to the offering of the Preferred Securities

    4.1       Form of Preferred Securities

    4.2       Form of Junior Note (included in Exhibit 4.3)

    4.3 Supplemental Indenture to be used in connection with the issuance of Junior Notes and Preferred
              Securities

    99.1 Resolutions of the Trustees of NB Capital Trust I dated November 27, 1996 with respect to the terms of the offering of the Preferred Securities

    99.2 Resolutions of a Committee appointed by the Board of Directors of NationsBank Corporation dated November 27, 1996 with respect to the Junior Notes

    99.3 News Release disseminated on November 27, 1996 regarding the sale of the Preferred Securities


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